Net Income (000)'s
PTPP ROAA (%)
Net Income (000)'s
PTPP ROAA (%)

HERITAGE FINANCIAL CORPORATION

Quarterly

Source: SNL Financial.
Note: Quarterly PTPP ROAA ratios are annualized
PTPP is defined by SNL as: Net interest income, fees and other non-interest income, net of non-credit-related expenses. Represents earnings capacity that can be applied to capital or loan losses
Annual
Strong Earnings Ability and Capacity
Net Income PTPP ROAA
$10,476
$10,547
$10,708
$6,351
$581
2.28%
2.09%
1.94%
1.87%
1.99%
1.00%
1.50%
2.00%
2.50%
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
2005 2006 2007 2008 2009
$(594)
$91
$312
$772
$696
$855
$2,042
1.79%
1.89%
2.06%
2.20%
1.87%
1.76%
1.72%
-0.5%
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
($600)
($100)
$400
$900
$1,400
$1,900
$2,400
Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10
Performance 2005 2006 2007 2008 2009
Net Income (Loss) $10,476 $10,547 $10,708 $6,351 $581
PTPP Earnings $16,328 $16,644 $16,905 $16,747 $19,468
PTPP ROAA 2.28% 2.09% 1.94% 1.87% 1.99%
Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10
($594) $91 $312 $772 $696 $855 $2,042
$4,235 $4,581 $5,022 $5,630 $4,746 $4,428 $5,261
1.79% 1.89% 2.06% 2.20% 1.87% 1.76% 1.72%
Exhibit 99.2

Non-Covered Loan Portfolio Construction Portfolio
Financial data as of September 30, 2010 and does not include loans covered by the FDIC under a loss sharing agreement from the Cowlitz Bank acquisition or the loans purchased in the Pierce Commercial Bank acquisition.
Diversified Loan Portfolio
CRE Owner
Occupied
22%
Occupied
29%
Commercial and
Industrial
31%
Residential
Construction
4%
Commercial
Construction
4%
Residential Real
Estate
7%
Consumer
3%
Commercial
16%
Commercial Land
12%
Condos
25%
Residential Land
6%
Single Family
Residential
21%
A&D Residential &
Lots
20%
Total Non-Covered Loans: $759 million
Total Construction Loans: $63 million
CRE Non-Owner

Commercial Loan Portfolio Commercial Real Estate
Diversified Loan Portfolio
Financial data as of September 30, 2010 and does not include loans covered by the FDIC under a loss sharing agreement from the Cowlitz Bank acquisition or the loans purchased in the Pierce Commercial Bank acquisition.
CRE Owner
Occupied
26.2%
CRE Non-Owner
Occupied
35.9%
Commercial and
Industrial
37.9%
Ind./Warehouse
12.4%
Hotel/Motel
1.2%
Other
3.7%
Retail
28.1%
Office
35.3%
Multi
-
Family
9.3%
Agricultural
0.6%
Ret./Nurs./DayCare
2.0%
Church
2.0%
Recreational
1.9%
Tax-Exempt
Affordable Housing
3.5%
Total Commercial Loans: $621 million
Total Commercial Real Estate Loans: $386 million

1.61%
4.69%
2.39%
6.00%
3.52%
6.16%
3.32%
6.08%
3.01%
6.24%
3.10%
6.13%
2.53%
6.48%

0.26%
1.47%
0.50%
3.44%
1.68%
2.68%
1.97%
3.83%
2.67%
2.57%
0.88%
2.85%
1.66%
2.10%

150.23%
54.53%
104.09%
53.23%
70.21%
84.91%
79.34%
83.83%
86.00%
82.74%
88.35%
68.64%
95.56%
49.76%

16.26%
50.21%
23.49%
66.12%
24.90%
68.51%
22.97%
81.03%
21.12%
81.30%
21.56%
78.11%
20.47%
89.43%

0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
2009Q1 2009Q2 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3
0.00%
20.00%
40.00%
60.00%
80.00%
100.00%
120.00%
2009Q1 2009Q2 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3
NPAs / Assets* NCOs / Avg. Loans
Reserves / NPLs* Texas Ratio
(1)
Source: SNL Financial
(1)
Texas Ratio = nonperforming assets + loans 90 or more days past due / tangible common equity + loan loss reserve
Please reference page 27 for a list of the companies used for the peer group.
* HFWA ratios do not include FDIC covered loans
Superior Credit Quality Relative to Peers

HFWA
Regional Peers
NPA level less than 1/2 of peer level
Reserve coverage over twice that of peer levels
Texas Ratio less than 1/3 of peer level
0.00%
25.00%
50.00%
75.00%
100.00%
125.00%
150.00%
175.00%
200.00%
2009Q1 2009Q2 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
7.00%
8.00%
2009Q1 2009Q2 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3

25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
10.1%
9.1%
11.7%
11.8%
12.2%
10.9%
12.0%
19.8%
22.6%
20.0%
Tangible Common Equity / Tangible Assets
Tier 1 Leverage Ratio
Total Risk-Based Capital Ratio

HERITAGE FINANCIAL CORPORATION

Strong Capital Ratios
Note: Ratios inclusive of a capital raise assuming gross proceeds of $45 million
HFWA 9/30/10 as reported on 10-Q
Proforma HFWA 9/30/10 including Pierce Commercial Bank Acquisition
Proforma HFWA 9/30/10 including Pierce Commercial Bank Acquisition and Capital Raise
Proforma HFWA 9/30/10 including Pierce Commercial Bank Acquisition and Capital Raise without TARP